AIRCRAFT LEASE AGREEMENT

Dated February 1, 2021

between

VERMILLION AVIATION (NINE) LIMITED

as Lessor

and

LATAM AIRLINES GROUP S.A.

as Lessee

Lease of one Airbus A320-214 Aircraft

Manufacturer's Serial No: 4827

Make and Model of Engines: CFM International, Inc. Model CFM56-5B4/3 engines

Serial Numbers of Engines: 643616 and 643568

MSN 4827

IN WITNESS WHEREOF, the parties hereto have caused their duly authorised officers to execute this Agreement as a deed and deliver it on the date first above written.

EXECUTED as a Deed
for and on behalf of **VERMILLION AVIATION (NINE) LIMITED**
by its lawfully appointed attorney

in the presence of:

Paul Sheridan
Attorney

Mitsuhiro Umino
Attorney

Signature of Witness

AVP, Legal
Occupation of Witness

28-29 Sir John Rogerson's Quay

Address of Witness Dublin 2, Ireland

Signature Page
Aircraft Lease Agreement
MSN 4827

EXECUTED as a Deed
for and on behalf of **LATAM AIRLINES GROUP S.A.**
a company organised and existing under
the laws of Chile
by its lawfully appointed attorney

DocuSigned by:
Andrés del Valle
F7767BA1BD524B6...

in the presence of:

ANDRES DEL VALLE
Attorney

DocuSigned by:
083BFDB9CC3943C...

SEBASTIAN ACUTO
Attorney

DocuSigned by:
Eduardo Tomas Damian Vega
E562D6C21B79442...

EDUARDO DAMIAN
Signature of Witness

Attorney-in-fact
Occupation of Witness

Avenida Presidente Riesco 5711, Piso 19, Las Condes, Santiago, Chile
Address of Witness

AIRCRAFT LEASE AGREEMENT

Dated February 1 2021

between

VERMILLION AVIATION (NINE) LIMITED

as Lessor

and

LATAM AIRLINES GROUP S.A.

as Lessee

Lease of one Airbus A320-214 Aircraft

Manufacturer's Serial No: 4860

Make and Model of Engines: CFM International, Inc. Model CFM56-5B4/3 engines

Serial Numbers of Engines: 643566 and 643614

IN WITNESS WHEREOF, the parties hereto have caused their duly authorised officers to execute this Agreement as a deed and deliver it on the date first above written.

EXECUTED as a Deed
for and on behalf of **VERMILLION AVIATION (NINE) LIMITED**
by its lawfully appointed attorney

in the presence of:

Paul Shierdan
Attorney

Mitsuhiro Umino
Attorney

Signature of Witness

A.P. Legal
Occupation of Witness

28-29 Sir John Rogerson's Quay

Address of Witness Dublin 2, Ireland

Signature Page
Aircraft Lease Agreement
MSN 4860

EXECUTED as a Deed
for and on behalf of **LATAM AIRLINES GROUP S.A.**
a company organised and existing under
the laws of Chile
by its lawfully appointed attorney

DocuSigned by:
Andrés del Valle
F7767BA1BD524B6...

ANDRES DEL VALLE
Attorney

DocuSigned by:
083BFDB9CC3943C...

SEBASTIAN ACUTO
Attorney

in the presence of:

DocuSigned by:
Eduardo Tomas Damian Vega
E562D6C21B79442...

EDUARDO DAMIAN
Signature of Witness

Attorney-in-fact
Occupation of Witness

Avenida Presidente Riesco 5711, Piso 19, Las Condes, Santiago, Chile
Address of Witness